Exhibit 10.6

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended from time to time, this “Agreement”) is dated as of July 11, 2019, and is by and among Repay Holdings Corporation, a Delaware corporation and the successor to Thunder Bridge Acquisition Ltd., a Cayman Islands exempted company, pursuant to its statutory conversion into a Delaware corporation in accordance with the applicable provisions of the Companies Law (2018 Revision) of the Cayman Islands (the “Company”), CC Payment Holdings, L.L.C. and its related vehicles (“Corsair”) and each of the stockholders of the Company identified on the signature pages hereto (together with Corsair, the “Stockholders”, and individually a “Stockholder”). References to Corsair include all of its affiliated private equity funds, including co-invest and side-by-side entities, that hold shares (as defined below). References to Stockholders also include transferees to whom a Stockholder transfers shares and related rights under this Agreement in accordance with Section 6.1 of this Agreement.

WHEREAS, on January 21, 2019, the Company, TB Acquisition Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), Hawk Parent Holdings LLC, a Delaware limited liability company (together with any successor thereto, “Hawk”), and CC Payment Holdings, L.L.C., a Delaware limited liability company, in its capacity as the Company Securityholder Representative thereunder, entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, (i) the Company agreed to convert into a Delaware corporation, and (ii) Merger Sub merged with and into Hawk, with Hawk continuing as the surviving limited liability company (the “Merger”) and a subsidiary of the Company, and the members of Hawk holding Class A Units (as defined below) pursuant to the reclassification of interests in Hawk contemplated thereby, which Class A Units are exchangeable into shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), all upon the terms and subject to the conditions set forth in the Merger Agreement and the related ancillary documents.

ARTICLE I

DEFINITIONS

In this Agreement:

“Adjustment Escrow Units” means the Class A Units that are issued at the closing under the Merger Agreement but set aside in escrow and held in accordance with the terms of the Merger Agreement and the Escrow Agreement (as defined in the Merger Agreement).

“Business Day” means a day other than Saturday, Sunday or any other day which commercial banks in New York, New York are authorized or required by law to close.

“Class A Units” means (i) each Class A Unit (as such term is defined in the LLC Agreement) issued as of the date hereof and (ii) each Class A Unit that may be issued by Hawk in the future.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Founder Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of June 18, 2018, between the Company and the investors named therein, as amended as of the date hereof, and as it may be subsequently amended in accordance with the terms thereof.

“Founder Securities” means those securities included in the definition of “Registrable Security” specified in the Founder Registration Rights Agreement.

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Hawk, dated on or about the date hereof, as amended.

“Marketed Underwritten Shelf Takedown” has the meaning assigned thereto in Section 2.4 below.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“shares” means (i) shares of Class A Common Stock issuable by the Company in exchange for the Class A Units, including the Adjustment Escrow Units upon their release from escrow to the Stockholders in accordance with the Merger Agreement and the Escrow Agreement and any Class A Units that may be issued in accordance with the Merger Agreement after the consummation of the transactions contemplated by the Merger Agreement, and (ii) any securities issued in respect thereof, or in substitution therefor, in connection with any exchange, stock split, dividend or combination, or into which the shares may be converted or exchanged pursuant to any reclassification, recapitalization, merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company held by a Stockholder (whether now held or hereafter acquired).

For purposes of this Agreement, securities will not be considered shares for purposes of this Agreement when:

(a)	a registration statement covering the sale or disposition of such securities has been declared effective under the Securities Act and such securities have been sold, transferred or disposed of pursuant to such effective registration statement;

(b)	such securities may be sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act, without limitation thereunder on volume or manner of sale, except, in the case of securities held by a Stockholder, to the extent that such Stockholder owns 2% or more of the then outstanding shares of Class A Common Stock;

(c)	such securities shall have been transferred in a private transaction in which the transferor’s registration rights under this Agreement are not assigned to the transferee of the securities; or

(d)	such securities cease to be outstanding.

“Support Agreement” means each of (i) the Company Sponsor Support Agreement, dated on or about the date hereof, by and between Thunder Bridge Acquisition Ltd. and Corsair, and (ii) the Company Equity Holder Support Agreements, dated on or about the date hereof, by and between Thunder Bridge Acquisition Ltd. and the Stockholders named therein.

“WKSI” means a well-known seasoned issuer, as defined in Rule 405 under the Securities Act.

ARTICLE II

DEMAND AND PIGGYBACK RIGHTS

2.1 Right to Demand a Non-Shelf Registered Offering.

Subject to the limitations set forth in this Agreement, upon the written demand of Corsair, made at any time and from time to time, the Company will facilitate in the manner described in this Agreement an underwritten non-shelf registered offering of the shares requested by Corsair to be included in such offering. Any demanded non-shelf registered offering may, at the Company’s option, include securities to be sold by the Company for its own account and will also include shares to be sold by Stockholders that exercise their related piggyback rights under Section 2.2 on a timely basis in accordance with Section 3.2 hereof, along with securities of any other security holders of the Company with contractual piggyback registration rights, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement, in each case, subject to Section 3.5 hereof. Notwithstanding anything to the contrary contained herein, Corsair shall not be entitled to make a demand under this Section 2.1 unless it requests to include in such offering shares with an aggregate offering price of at least $3,000,000 or, if less, all of the shares then owned by Corsair.

2.2 Right to Piggyback on a Non-Shelf Registered Offering. In connection with any registered underwritten offering of Class A Common Stock covered by a non-shelf registration statement (whether pursuant to the exercise of contractual demand rights by Corsair or any other security holder of the Company or at the initiative of the Company), each Stockholder may, except as provided in Section 2.6 or otherwise as prohibited by this Agreement, and subject to Section 3.5, exercise piggyback rights to have included in such offering shares held by each such Stockholder. The Company will facilitate in the manner described in this Agreement any such non-shelf registered offering.

2.3 Right to be Included in a Shelf Registration. At the written request of Corsair made at any time and from time to time when the Company is eligible to utilize Form S-3 or a successor form to sell shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415 under the Securities Act, the Company will facilitate in the manner described in this Agreement a shelf registration of shares held by the Stockholders. Any shelf registration statement filed by the Company covering shares (whether pursuant to a Stockholder demand or at the initiative of the Company) will cover sufficient shares to allow each of the Stockholders to register the same percentage of their respective holdings as are being registered by Corsair, as applicable. In addition, subject to Section 3.5, such registration statement may also cover other securities to be sold by the Company or other securities of any other security holders of the Company with contractual piggyback registration rights, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement. If at the time of such request the Company is a WKSI, and subject to Section 3.5, such shelf registration statement may also cover an unspecified number of shares to be sold by the Stockholders or other securities to be sold by the Company or other securities of any other security holders of the Company with contractual piggyback registration rights, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement. Notwithstanding anything to the contrary contained herein, Corsair shall not be entitled to make a written request under this Section 2.3 unless it requests to include in such offering shares with an aggregate value (based on the closing price of Class A Common Shares on the last trading day immediately prior to delivering such request) of at least $2,000,000 or, if less, all of the shares then owned by Corsair.

2.4 Demand and Piggyback Rights for Shelf Takedowns. Subject to the limitations set forth in this Agreement, including Section 3.5, upon the written demand of Corsair made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of shares off of an effective shelf registration statement filed pursuant to Section 2.3. In connection with any underwritten shelf takedown where the contemplated plan of distribution includes a customary “road show” or other substantial marketing effort by the Company and the underwriters (a “Marketed Underwritten Shelf Takedown”) (whether pursuant to the exercise of such demand rights or at the initiative of the Company), the Stockholders may exercise piggyback rights to have included in such takedown shares held by them that are registered on such shelf registration statement, as may any other security holders of the Company with contractual piggyback registration rights, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement, in each case, subject to Section 3.5.

2.5 Right to Reload a Shelf. Upon the written request of Corsair, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf registration statement in order to register up to the number of shares previously taken down off of such shelf registration statement by each of the Stockholders and not yet “reloaded” onto such shelf registration statement, plus a common percentage, as specified by Corsair, as applicable, of any additional shares still held by the Stockholders after such “reload.” Such reload will also, if requested in writing by such other security holders, include a pro rata portion of the securities of any other security holders of the Company with contractual piggyback registration rights whose securities were included in such existing shelf registration statement, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement. Corsair and the Company will consult and coordinate with each other in order to accomplish such replenishments from time to time in a sensible manner. Notwithstanding anything to the contrary contained herein, Corsair shall not be entitled to make a written request under this Section 2.5 unless it requests to include in such post-effective amendment shares with an aggregate value (based on the closing price of Class A Common Shares on the last trading day immediately prior to delivering such request) of at least $1,000,000 or, if less, all of the shares then owned by Corsair.

2.6 Limitations on Demand and Piggyback Rights

(a) Any demand for the filing of a registration statement or for a registered offering or takedown or any exercise of piggyback rights in connection therewith will be subject to the constraints of (i) any applicable lockup arrangements, including the lockup restrictions pursuant to the applicable Support Agreements, and (ii) the escrow provisions with respect to the Adjustment Escrow Shares under the Merger Agreement and the Escrow Agreement, and such demand (including a demand to exercise piggy-back registration rights) must be deferred until such lockup arrangements and/or escrow arrangements no longer apply. If a demand has been made for a non-shelf registered offering or for an underwritten shelf takedown, no further demands may be made so long as the related offering is still being pursued. Notwithstanding anything in this Agreement to the contrary, the Stockholders will not have piggyback or other registration rights with respect to registered primary offerings by the Company (i) covered by a Form S-8 registration statement or a successor form applicable to employee benefit-related offers and sales, (ii) where the securities are not being sold for cash, including securities issued as consideration in an acquisition covered by a Form S-4, or (iii) where the offering is a bona fide offering of securities other than Class A Common Stock, even if such securities are convertible into or exchangeable or exercisable for Class A Common Stock. In addition, notwithstanding anything in this Agreement to the contrary, the Stockholders will not have piggyback rights with respect to any shelf takedown (whether pursuant to the exercise of demand rights or at the initiative of the Company) that does not constitute a Marketed Underwritten Shelf Takedown, including, without limitation, any block trade, bought deal or similar transaction.

(b) The Company may postpone the filing of a demanded registration statement or suspend the effectiveness of any shelf registration statement, or defer initiating the process for a demanded shelf takedown, for a reasonable “blackout period” not in excess of 90 days if the board of directors of the Company determines that such registration or offering or takedown could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company; provided that the Company shall not postpone the filing of a demanded registration statement or suspend the effectiveness of any shelf registration statement pursuant to this Section 2.6(b) more than twice in any 360 day period. The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) a date not later than 90 days from the date such deferral commenced, or (y) the date upon which such information is otherwise disclosed.

ARTICLE III

NOTICES, CUTBACKS AND OTHER MATTERS

3.1 Notifications Regarding Registration Statements. In order for Corsair to exercise its right to demand that a registration statement be filed, it must so notify the Company in writing indicating the number of shares sought to be registered and the proposed plan of distribution. The Company will keep the Stockholders contemporaneously apprised of all pertinent aspects of any registration, whether pursuant to a Stockholder demand or otherwise, with respect to which a piggyback opportunity is available. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these discussions.

3.2 Notifications Regarding Registration Piggyback Rights. Any Stockholder wishing to exercise its piggyback rights with respect to a non-shelf registration statement must notify the Company and the other Stockholders of the number of shares it seeks to have included in such registration statement. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second trading day prior to (i) if applicable, the date on which the preliminary prospectus intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur. No such notice is required in connection with a shelf registration statement, as shares held by all Stockholders will be included up to the applicable percentage.

3.3 Notifications Regarding Demanded Underwritten Takedowns

(a) The Company will keep the Stockholders contemporaneously apprised of all pertinent aspects of any Marketed Underwritten Shelf Takedown in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Stockholders be notified by the Company of an anticipated Marketed Underwritten Shelf Takedown (whether pursuant to a demand made by a Stockholder or made at the Company’s own initiative) no later than 5:00 pm, New York City time, on (i) if applicable, the fifth trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (ii) in all cases, the fifth trading day prior to the date on which the pricing of the relevant takedown occurs.

(b) Any Stockholder wishing to exercise its piggyback rights with respect to a Marketed Underwritten Shelf Takedown must notify the Company and the other Stockholders of the number of shares it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on (i) if applicable, the first trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the first trading day prior to the date on which the pricing of the relevant takedown occurs.

(c) Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective Marketed Shelf Underwriting Takedown.

3.4 Plan of Distribution, Underwriters and Counsel. If a majority of the securities proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown is being sold by the Company for its own account and/or on behalf of other security holders of the Company other than Stockholders (for clarity, excluding securities to be sold by the Company for its own account to the extent the proceeds from such sale will be used to purchase Class A Units from Stockholders), the Company (or such other security holders of the Company if they are otherwise entitled to pursuant to contractual registration rights) will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, Stockholders holding a majority of the shares requested to be included in such offering, having consulted with the other Stockholders, will be entitled to determine the plan of distribution and select the managing underwriters, and such Stockholders will also be entitled to select a common counsel for the selling Stockholders (which may be the same as counsel for the Company). In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect to resales by transferee Stockholders.

3.5 Cutbacks. If the managing underwriters advise the Company and the selling Stockholders that, in their opinion, the number of securities requested to be included in an underwritten offering, together with the securities requested by other security holders with contractual registration rights, including the rights of holders of Founder Securities under the Founder Registration Rights Agreement, exceeds the amount that can be sold in such offering without adversely affecting the distribution of the securities being offered, such offering will include only the number of securities that the underwriters advise can be sold in such offering. If the underwritten offering is requested by Corsair, the selling Stockholders will have first priority over securities that the Company desires to sell for its own account or securities of any other security holders of the Company with contractual piggyback registration rights, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement, and such selling Stockholders will be subject to cutback pro rata based on the aggregate number of shares initially requested by the selling Stockholders to be included in such offering, without distinguishing between Stockholders based on who made the demand for such offering. If the underwritten offering is one initiated by the Company or any other security holders of the Company exercising contractual demand registration rights, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement, and was not requested by Corsair, then the Company or such demanding security holders, as applicable, will have first priority in such offering; to the extent of any remaining capacity, the selling Stockholders and other security holders of the Company exercising contractual piggyback registration rights to participate in such offering, including the holders of Founder Securities under the Founder Registration Rights Agreement, if applicable, will be subject to cutback pro rata based on the aggregate number of securities initially requested by the selling Stockholders and such other security holders to be included in such offering. Subject to Section 6.1(b), securities held by other selling holders who are not Stockholders or otherwise have contractual registration rights with the Company, including the holders of Founder Securities under the Founder Registration Rights Agreement, will be included in an underwritten offering only with the consent of Stockholders holding a majority of the shares being sold in such offering.

3.6 Withdrawals. Even if shares held by a Stockholder have been part of a registered underwritten offering, such Stockholder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the shares being offered for its account; provided that if the underwriters reasonably determine that such withdrawal would materially delay the registration or require a recirculation of the prospectus, then such Stockholder shall have no right to withdraw except, (x) in the case of a demand registration exercised by Corsair pursuant to this Agreement, with the consent of Stockholders representing a majority of the shares initially requested to be sold, (y) in the case of an underwritten offering initiated by the Company, with the consent of the Company or (z) in the case of a demand registration exercised by any other security holders of the Company other than Stockholders exercising contractual demand registration rights, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement, the consent of such other demanding security holders (by holders of a majority of the securities held by such demanding security holders).

3.7 Lockups. In connection with any underwritten offering of shares, the Company and each Stockholder will agree (in the case of Stockholders, with respect to shares respectively held by them) to be bound by the underwriting agreement’s lockup restrictions (which must apply in like manner to all of them) that are agreed to (a) if the underwritten offering was requested by a Stockholder, by the Stockholder who made such request, or (b) if the underwritten offering was not requested by a Stockholder, by the Company. Pending execution and delivery of the relevant underwriting agreement, upon being notified of a proposed or requested underwritten offering with respect to which the piggyback rights described in this Agreement will apply, the Stockholders will immediately be bound by the lockup restrictions set forth in any applicable Support Agreements as though such restrictions were then applicable for so long as the proposed offering or requested offering is being pursued. The Company shall cause its directors, executive officers and any other officers under Rule 16a-1(f) under the Exchange Act and shall use reasonable efforts to cause other holders of shares who beneficially own any of the shares participating in such offering, to enter into lockup restrictions that are no less restrictive than the restrictions contained in the lockup restrictions applicable to the Stockholders.

3.8 Expenses. All expenses incurred in connection with any registration statement or registered offering covering shares held by Stockholders, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel (including the reasonable fees and disbursements of a single outside counsel firm for Stockholders) and of the independent certified public accountants, and the expense of qualifying such shares under state blue sky laws, will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to shares sold for the account of a Stockholder will be borne by such Stockholder.

ARTICLE IV

FACILITATING REGISTRATIONS AND OFFERINGS

4.1 General. If the Company becomes obligated under this Agreement to facilitate a registration and offering of shares on behalf of Stockholders, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of shares for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this ARTICLE IV.

4.2 Registration Statements. In connection with each registration statement that is demanded by Stockholders or as to which piggyback rights otherwise apply, the Company will:

(a) (i) prepare and file with the SEC a registration statement covering the applicable shares, (ii) file pre- and post-effective amendments thereto as warranted, (iii) seek the effectiveness thereof and use commercially reasonable efforts to cause such registration statement to remain effective, or file a replacement registration statement, until the shares covered such registration statement are sold and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the selling Stockholders and as reasonably necessary in order to permit the offer and sale of the such shares in accordance with the applicable plan of distribution;

(b) (1) within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Stockholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Stockholders or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Stockholders or any underwriter available for discussion of such documents;

(2) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the Stockholders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Stockholders or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(c) use commercially reasonable efforts to cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) notify each Stockholder promptly, and, if requested by such Stockholder, confirm such advice in writing, (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462 under the Securities Act, (ii) of receipt by the Company of any comments by the SEC with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the SEC for amending or supplementing thereof or for additional information with respect thereto, (iii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(e) furnish counsel for each underwriter, if any, and for the Stockholders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(f) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, including, if required, making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force); and

(g) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time.

4.3 Non-Shelf Registered Offerings and Shelf Takedowns. In connection with any non-shelf registered offering or shelf takedown that is demanded by Stockholders or as to which piggyback rights otherwise apply, the Company will:

(a) cooperate with the selling Stockholders offering shares and the sole underwriter or managing underwriter of an underwritten offering shares, if any, to facilitate the timely preparation and delivery of certificates representing the shares to be sold and not bearing any restrictive legends; and enable such shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Stockholders or the sole underwriter or managing underwriter of an underwritten offering of shares, if any, may reasonably request at least three days prior to any sale of such shares;

(b) furnish to each Stockholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the shares; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Stockholder and underwriter in connection with the offering and sale of the shares covered by the prospectus or the preliminary prospectus;

(c) (i) use commercially reasonable efforts to register or qualify the shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Stockholder holding shares covered by a registration statement, shall reasonably request; (ii) use commercially reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and (iii) do any and all other commercially reasonable acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Stockholder to consummate the disposition in each such jurisdiction of such shares owned by such Stockholder; provided, however, that the Company shall not be obligated to qualify as a foreign entity or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of shares in connection therewith) in any such jurisdiction;

(d) use commercially reasonable efforts to cause all shares being sold to be qualified for inclusion in or listed on The New York Stock Exchange, the Nasdaq Global Market or any securities exchange on which Class A Common Stock issued by the Company is then so qualified or listed if so requested by the Stockholders, or if so requested by the underwriter or underwriters of an underwritten offering of shares, if any;

(e) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f) use commercially reasonable efforts to facilitate the distribution and sale of any shares to be offered pursuant to this Agreement, including without limitation by making road show presentations, making its employees and personnel reasonably available for participation in meetings with and making calls to potential investors and other marketing efforts and taking such other commercially reasonable actions as shall be reasonably requested by the Stockholders or the lead managing underwriter of an underwritten offering; and

(g) enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other reasonable, customary and appropriate actions in order to expedite or facilitate the disposition of such shares and in connection therewith:

(i) make such representations and warranties to the selling Stockholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Stockholder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such underwriters;

(iii) obtain comfort letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Stockholders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings; and

(iv) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Stockholders providing for, among other things, the appointment of such representative as agent for the selling Stockholders for the purpose of soliciting purchases of shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants.

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

4.4 Due Diligence. In connection with each registration and offering of shares to be sold by Stockholders, the Company will, in accordance with customary practice, make available for inspection by representatives of the Stockholders and underwriters and any counsel or accountant retained by such Stockholder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise, subject to customary confidentiality undertakings (provided, that the Company shall not be required to provide any information the disclosure of which could jeopardize legal privilege).

4.5 Cooperation from Stockholders.

(a) Each Stockholder that holds shares covered by any registration statement will furnish to the Company such information regarding itself as is required to be included in the registration statement, the ownership of shares by such Stockholder and the proposed distribution by such Stockholder of such shares as the Company may from time to time reasonably request in writing.

(b) (i) Upon exercising its piggyback rights pursuant to Section 2.2 or Section 2.4, a Stockholder will, when requested by the Company, execute and deliver a customary custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to such Stockholder’s shares to be offered pursuant thereto (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will provide, among other things, that such Stockholder exercising piggyback rights will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank), if such shares are certificated, and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Stockholder’s behalf with respect to the matters specified therein, and each Stockholder agrees to execute such other agreements as the Company may reasonably request to further evidence the provisions of this paragraph.

(ii) In addition, no Stockholder may exercise piggyback rights and participate in any underwritten registration pursuant to Section 2.2 or 2.4 unless such Stockholder (x) agrees to sell such holder’s shares on the basis provided in any underwriting arrangements approved by (A) Corsair in the case of an underwritten registration pursuant to a demand by Corsair, (B) by the Company in the case of an underwritten registration initiated by the Company or (C) in the case of an underwritten registration pursuant to a demand by any other security holders of the Company exercising contractual demand registration rights, including the holders of Founder Securities pursuant to the Founder Registration Rights Agreement, by such demanding security holders (by holders of a majority of the securities held by such demanding security holders), and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

ARTICLE V

INDEMNIFICATION

5.1 Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of shares held by Stockholders, the Company will hold harmless Stockholders and each underwriter of such securities and each other person, if any, who controls any Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (including reasonable out-of-pocket legal fees and costs of court), joint or several, to which Stockholders or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained, on its effective date, in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final prospectus), or any form of prospectus or in any amendment or supplement thereto, or which arise out of or are based upon the omission or alleged omission (if so used) to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse Stockholders and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any Stockholder or its underwriters or controlling persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company in writing by such Stockholder or such underwriters specifically regarding such Stockholder or such underwriters, as applicable, for use in the preparation thereof.

5.2 Indemnification by Stockholders. Each Stockholder will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company who shall sign the registration statement, and any person who controls the Company within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Stockholder specifically regarding such Stockholder for use in the preparation of such registration statement or amendment or supplement, and (ii) with respect to compliance by Stockholders with applicable laws in effecting the sale or other disposition of the securities covered by such registration statement. In no event shall the liability of any Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Stockholder upon the sale of the shares effected pursuant to such registration statement giving rise to such losses, claims, damages, liabilities or expenses.

5.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this ARTICLE V, the indemnified party will, if a resulting claim is to be made or may be made against and indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this ARTICLE V, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (b) the indemnifying party has not assumed the defense and employed counsel within 20 days after notice of any such action or proceeding, or (c) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party (in each case other than customary confidentiality obligations).

5.4 Contribution. If the indemnification required by this ARTICLE V from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (i) the relative benefit of the indemnifying and indemnified parties and (ii) if the allocation in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (i) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any out-of-pocket legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5.4.

Notwithstanding anything in this Section 5.4 to the contrary, no Stockholder shall be required to contribute any amount in excess of the net proceeds received by such Stockholder from the sale of the shares in the offering to which the losses, claims, damages, liabilities and expenses of the indemnified parties relate less the amount of any indemnification payment made by such Stockholder pursuant to Section 5.2. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VI

OTHER AGREEMENTS

6.1 Transfer of Rights; No Inconsistent Agreements; Additional Rights.

(a) Any Stockholder may transfer all or any portion of its rights under this Agreement to any transferee of shares or Class A Units held by such Stockholder, which transfer is otherwise permissible under the governing documents of the Company (or, in the case of a transfer of Class A Units, the governing documents of Hawk Parent Holdings LLC). Any such transfer of registration rights will be effective upon receipt by the Company of (i) written notice from such Stockholder stating the name and address of any transferee and identifying the number of shares or Class A Units with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a written agreement from such transferee to be bound by the terms of this Agreement as a Stockholder hereunder. However, if such transferees are receiving Class A Units or shares through an in-kind distribution with an ability to resell shares from a shelf registration statement, no such written agreement is required, and such in-kind transferees will, as transferee Stockholders, be entitled as third party beneficiaries to the rights under this Agreement so transferred. In that regard, in-kind transferees will not be given demand or piggyback rights; rather, their means of registered resale will be limited to sales from a shelf registration statement with respect to which no special actions are required by the Company or the other Stockholders. The Company and the transferring Stockholder will notify the other Stockholders as to who the transferees are and the nature of the rights so transferred.

(b) The Company has not entered into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders in this Agreement. The Company shall not, without the prior written consent of Corsair (not to be unreasonably withheld, delayed or conditioned), enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights, unless such rights are pari passu with or subordinate to those of the Stockholders.

(c) In the event the Company engages in a merger or consolidation in which the shares are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Stockholders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will, unless Stockholders then holding a majority of the shares otherwise agree, use its commercially reasonable efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

(d) In the event that the Company effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including without limitation by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, and any Stockholder will receive equity interests in any such NewCo as part of such separation, the Company shall cause any such NewCo to enter into a registration rights agreement with each such Stockholder that provides each such Stockholder with registration rights vis-á-vis such NewCo that are substantially identical to those set forth in this Agreement.

6.2 Limited Liability. Notwithstanding any other provision of this Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory directors, or managing directors, if any, of any Stockholder shall have any personal liability for performance of any obligation of such Stockholder under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners, advisory directors or managing directors to such Stockholder.

6.3 Rule 144. If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Stockholder, make publicly available such information) and it will take such further action as any Stockholder may reasonably request in writing, so as to enable such Stockholder to sell shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the written request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

6.4 In-Kind Distributions. If any Stockholder seeks to effectuate an in-kind distribution of all or part of its shares to its direct or indirect equityholders, the Company will, subject to applicable lockups and escrow restrictions, work with such Stockholder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Stockholder, subject to applicable legal and regulatory requirements.

ARTICLE VII

MISCELLANEOUS

7.1 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail (postage prepaid, return receipt requested), fax or reputable nationally recognized overnight courier guaranteeing delivery:

(a) If to the Company, to the address of its principal executive offices; and

(b) If to any Stockholder, at such Stockholder’s address as set forth in the Company’s records.

All such notices, requests, demands and other communications shall be deemed to have been duly given: at the time of delivery by hand, if personally delivered; three (3) Business Days after being deposited in the mail, postage prepaid, return receipt requested, if mailed domestically in the United States (and five (5) Business Days if mailed internationally); when receipt is affirmative acknowledged, if sent by facsimile; and on the Business Day for which delivery is guaranteed, if timely delivered to a reputable nationally recognized overnight courier guaranteeing such delivery.

7.2 Interpretation. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement

7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7.4 Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

7.5 Consent to Jurisdiction and Service of Process. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

7.6 Amendments; Waivers. This Agreement may be amended, or any provision hereof waived, only by an instrument in writing executed by the Company, Corsair and holders of a majority of the aggregate number shares held by the Stockholders; provided, that no amendment or waiver may materially, disproportionately and adversely affect the rights of a Stockholder without the consent of such Stockholder (or, if there is more than one such Stockholder that is so affected, without the consent of a majority in interest of such affected Stockholders in accordance with their holding of shares). Except with respect to any indemnification or contribution rights or obligations under ARTICLE V, which shall survive, this Agreement will terminate as to any Stockholder when it no longer holds any shares. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

7.7 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the shares or Class A Units granted to the Stockholders under any other agreement, and any of such preexisting registration rights are hereby terminated.

7.8 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

7.9 Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

7.10 Termination of Merger Agreement. This Agreement shall be binding upon each party upon such party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the closing of the transactions contemplated by the Merger Agreement. In the event that the Merger Agreement is validly terminated in accordance with its terms prior to such closing, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the parties shall have no obligations hereunder.

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

COMPANY:

REPAY HOLDINGS CORPORATION

By:	/s/ John A. Morris
Name: John A. Morris
Title: Chief Executive Officer

[Signature Page – Registration Rights Agreement]

STOCKHOLDERS:

CC PAYMENT HOLDINGS, L.L.C.

By:	/s/ D.T. Ignacio Jayanti
Name:	D.T. Ignacio Jayanti
Title:	Managing Partner

[Signature Page – Registration Rights Agreement]

By:	/s/ John Morris
Name:	JOSEH Holdings, LLC

[Signature Page – Registration Rights Agreement]

By:	/s/ John Morris
Name:	The 2018 JAM Family Charitable Trust dated March 1, 2018

[Signature Page – Registration Rights Agreement]

By:	/s/ Shaler Alias
Name:	Alias Holdings, LLC

[Signature Page – Registration Rights Agreement]

By:	/s/ Andrew Alias
Name:	Winstead Capital, LLC

[Signature Page – Registration Rights Agreement]

By:	/s/ Timothy Murphy
Name:	The Murphy Family Irrevocable Trust U/A/D December 31, 2018

[Signature Page – Registration Rights Agreement]

By:	/s/ Kristen Merrill
Name:	Kristen Merrill

[Signature Page – Registration Rights Agreement]

By:	/s/ Jason Kirk
Name:	Jason Kirk

[Signature Page – Registration Rights Agreement]

By:	/s/ Susan Perlmutter
Name:	Susan Perlmutter

[Signature Page – Registration Rights Agreement]

By:	/s/ Mike Jackson
Name:	Mike Jackson

[Signature Page – Registration Rights Agreement]

By:	/s/ John Morris
Name:	John Morris

[Signature Page – Registration Rights Agreement]

By:	/s/ Shaler Alias
Name:	Shaler Alias

[Signature Page – Registration Rights Agreement]

By:	/s/ Andrew Alias
Name:	Andrew Alias

[Signature Page – Registration Rights Agreement]

By:	/s/ Pamela Hendee
Name:	Pamela Hendee

[Signature Page – Registration Rights Agreement]

By:	/s/ Aaron Clark
Name:	Aaron Clark

[Signature Page – Registration Rights Agreement]

By:	/s/ Aaron Snow
Name:	Aaron Snow

[Signature Page – Registration Rights Agreement]

By:	/s/ Sara Finch
Name:	Sara Finch

[Signature Page – Registration Rights Agreement]

By:	/s/ Kristen Hoyman
Name:	Kristen Hoyman

[Signature Page – Registration Rights Agreement]

By:	/s/ Kiera Williams
Name:	Kiera Williams

[Signature Page – Registration Rights Agreement]

By:	/s/ Allen Craig
Name:	Allen Craig

[Signature Page – Registration Rights Agreement]

By:	/s/ Jake Moore
Name:	Jake Moore

[Signature Page – Registration Rights Agreement]

By:	/s/ William Jacobs
Name:	William Jacobs

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By:	/s/ Chris Arnette
Name:	Chris Arnette

[Signature Page – Registration Rights Agreement]

By:	/s/ Welma Baer
Name:	Welma Baer

[Signature Page – Registration Rights Agreement]

By:	/s/ Jennifer Ferguson
Name:	Jennifer Ferguson

[Signature Page – Registration Rights Agreement]

By:	/s/ Clint Shuman
Name:	Clint Shuman

[Signature Page – Registration Rights Agreement]

By:	/s/ James Triphahn
Name:	James Triphahn

[Signature Page – Registration Rights Agreement]

By:	/s/ James Choca
Name:	James Choca

[Signature Page – Registration Rights Agreement]

By:	/s/ Matthew Tomeo
Name:	Matthew Tomeo

[Signature Page – Registration Rights Agreement]

By:	/s/ Christina Bracken
Name:	Christina Bracken

[Signature Page – Registration Rights Agreement]

By:	/s/ David Borosak
Name:	David Borosak

[Signature Page – Registration Rights Agreement]

By:	/s/ Noel Carey
Name:	Noel Carey

[Signature Page – Registration Rights Agreement]

By:	/s/ Kelsey Mitchell
Name:	Kelsey Mitchell

[Signature Page – Registration Rights Agreement]